UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As previously disclosed, on February 21, 2023, Butterfly Network, Inc. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery under Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of the Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Longview Acquisition Corp. (“Longview”), the SPAC predecessor to the Company, which included a 400,000,000 increase in the number of authorized shares of Class A common stock (the “Class A Increase Amendment”), and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters (captioned In re Butterfly Network, Inc., C.A. No. 2023-0225-LWW (Del. Ch.), the “Section 205 Action”).

On March 14, 2023, the Court of Chancery held a hearing in the Section 205 Action and orally granted the Company’s petition, and, on March 14, 2023, the Court issued an order in the Section 205 Action granting the Company’s petition validating the Class A Increase Amendment and the Certificate of Incorporation, all shares of capital stock of the Company issued in reliance on the effectiveness of the Class A Increase Amendment and the Certificate of Incorporation, and all other corporate actions and transactions taken in reliance on the effectiveness of the Class A Increase Amendment and the Certificate of Incorporation. A copy of the Court’s order is filed hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to obtain the requested relief in the Section 205 Action and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and in our other subsequent filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Order entered by the Delaware Court of Chancery on March 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial Officer

Date: March 17, 2023